UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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FTD GROUP, Inc.
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Additional Information and Where You Can Find It

United Online (“United”) intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a proxy statement/prospectus of United and FTD Group, Inc. (the “Company”) and other relevant materials in connection with the proposed transaction.  The proxy statement/prospectus will be mailed to the stockholders of the Company.  Investors and stockholders are urged to read the proxy statement/prospectus and Registration Statement, and any and all amendments or supplements thereto, when they become available because they will contain important information about the proposed transaction.  Investors and stockholders may obtain a free copy of the proxy statement/prospectus and Registration Statement (when available), as well as other documents filed by United and the Company with the SEC, at the SEC’s website at www.sec.gov.  Investors and stockholders may also obtain a free copy of the proxy statement/prospectus and Registration Statement and the respective filings with the SEC directly from United by directing a request to Erik Randerson at (818) 287-3350 and directly from the Company by directing a request to Jandy Tomy at (630) 724-6984.  Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Each of the company’s directors and executive officers and other persons may be deemed, under SEC rules, to be participating in the solicitation of proxies in connection with the proposed transaction.  Information regarding United’s directors and officers can be found in its proxy statement filed with the SEC on April 29, 2008, and information regarding the Company’s directors and officers can be found in its proxy statement filed with the SEC on October 11, 2007. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interest in the transaction, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

[Draft] April 30, 2008 United Online to Acquire FTD Group, Inc. Overview Presentation NASDAQ: UNTD NYSE: FTD Signs definitive agreement to acquire

2 Forward Looking Statement Statements contained in this document regarding the consummation and potential timing and benefits of the pending acquisition and estimates and projections about the operations and businesses of United Online and FTD Group are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are based on United Online’s current expectations, estimates and projections and include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Statements contained in this document regarding the consummation and potential timing and benefits of the pending acquisition and estimates and projections about the operations and business of United Online and FTD are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are based on management's current expectations, estimates and projections and include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to: failure to satisfy any of the conditions to complete the acquisition; failure to obtain financing to complete the transaction; inability to successfully integrate the businesses and operations of United Online and FTD; failure to achieve anticipated benefits and cost savings and other benefits of the proposed transaction; and other effects on, and the increased leverage of costs associated with the proposed transaction and the timing of the proposed transaction; the combined business as well as the risk factors relating to each business as disclosed in United Online and FTD respective filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as the date hereof. Except as required by law, United Online and FTD undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All information contained in this document regarding FTD Group is taken from the documents filed or furnished as applicable by FTD Group with the SEC, and United Online does not make any representations with respect to, or assume any responsibility for the accuracy or completeness of the information contained in, any documents filed or furnished, as applicable, by FTD Group with the SEC.

3 Additional Information UNITED ONLINE INTENDS TO FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4, WHICH WILL INCLUDE A PROXY STATEMENT/PROSPECTUS OF UNITED ONLINE AND FTD GROUP AND OTHER RELEVANT MATERIALS IN CONNECTION WITH THE PROPOSED TRANSACTION. THE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO THE STOCKHOLDERS OF FTD GROUP. INVESTORS AND FTD GROUP STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AND ANY AND ALL AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement/prospectus and registration statement (when available), as well as other documents filed by United Online and FTD Group with the SEC, at the SEC's Web site at http://www.sec.gov. Investors and stockholders may also obtain a free copy of the proxy statement/prospectus and registration statement and the respective filings with the SEC directly from United Online by directing a request to Erik Randerson at 818-287-3350 and directly from FTD Group by directing a request to Jandy Tomy at 630-724-6984. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. Each company’s directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding United Online’s directors and officers can be found in its proxy statement filed with the SEC on April 29, 2008 and information regarding FTD Group’s directors and officers can be found in its proxy statement filed with the SEC on October 11, 2007. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

[Draft] Agenda Overview FTD Overview Growth Opportunities Financial Highlights Appendix

5 United Online to Acquire FTD Group Total Consideration $15.08 per FTD share, representing approximately $800mm in total consideration – $7.34 cash / $3.31 UNTD Senior Notes / $4.43 UNTD stock(1) If United Online raises an additional $100mm in debt financing, it may replace the UNTD Senior Notes with additional cash consideration and reduce the purchase price to $14.58/share ($10.15 cash / $4.43 UNTD stock(1)) Pro Forma Ownership Pro forma equity ownership following close — United Online stockholders 85% / FTD 15% — Leonard Green & Partners (32% holder of FTD) has agreed to vote in favor of transaction, pursuant to a voting agreement Financing United Online to issue $475mm of new debt to finance the acquisition; pro forma leverage 1.9x(2) — $375mm of Senior term loans at FTD non-recourse to United Online parent — Committed financing provided by Wells Fargo — $100mm of Senior notes at United Online and guaranteed by all of United Online’s existing domestic subsidiaries and secured by a pledge of the stock of Classmates Media Corporation Closing Expected closing in third quarter, 2008 — Financing, marketing process and stockholder proxy solicitation in Q3, 2008 Transaction Summary and Timeline (1) Based upon a fixed exchange ratio of 0.4087 United Online shares (at $10.83 as of April 29, 2008) per FTD share (2) Calculated based on total debt to pro forma combined reported UNTD Adj. OIBDA and FTD Adj. EBITDA for the 12 months ended December 31, 2007. Excludes a $75mm revolver which will be undrawn at closing

6 FTD Acquisition Strategic Rationale The Acquisition Provides Compelling Benefits to United Online: Expansion into Attractive Market Segment The transaction enables United Online to participate in a large floral market that is experiencing secular growth to the Internet channel, and provides a third revenue stream, e-commerce and retail, for United Online Attractive Financial Characteristics The FTD acquisition is expected to provide stable and recurring cash flows and attractive growth opportunities for the combined company. The FTD acquisition is expected to be accretive to GAAP diluted net income per share beginning in the second quarter of 2009 Diversification of Revenue Streams The FTD acquisition results in United Online’s Communications segment revenues (principally driven by the NetZero and Juno Internet access services) representing less than 25% of total United Online revenues. It also provides a third revenue stream, e-commerce and retail, to complement the Classmates Media and Communications businesses under the United Online umbrella Expanded Marketing Opportunities and Efficiencies Expected marketing opportunities and efficiencies include deploying United Online’s proven marketing expertise and cross-selling FTD products to United Online’s existing over 50mm registered consumer accounts that have similar demographic characteristics as FTD’s customer base Significant Increase in Scale The transaction results in combined company revenues of approximately $1.1 billion, and combined company operating income of approximately $175 million for the 12 months ended December 31, 2007

7 Commentary World-Class Consumer Brand Large Internet Component Untapped Marketing Potential Earnings Accretion Potential Revenue Synergies An iconic brand with exceptional brand recognition among consumers, offering floral products in the U.S., Canada, the U.K and the Republic of Ireland #1 brand name in sector(1); supported by the Mercury Man logo, which is displayed in approximately 45,000 floral shops worldwide Floral industry (U.S.) is a $20bn market(2) in the early stages of a secular shift to the Internet channel 90% of FTD’s consumer orders originate on the Internet Significant opportunities to enhance FTD’s online customer acquisition, customer list monetization and Web site design United Online has a proven track record for delivering improved marketing efficiency following acquisitions The FTD acquisition is expected to be accretive to GAAP net income per share beginning in the second quarter of 2009 Over 50mm registered consumer accounts at United Online have demographic profiles consistent with FTD’s customer base Ability to leverage MyPoints loyalty marketing assets to encourage repeat purchases by FTD customers FTD is an Excellent Fit with United Online’s Acquisition Criteria Acquisition Criteria (1) Parthenon Report, 2008 (2) “US eCommerce Forecast: 2008 To 2012,” Forrester Research, Inc., January 2008

8 CY2007 Revenue Pro Forma Combined Financial Highlights 45% 55% UNTD FTD CY2007 UNTD Adjusted OIBDA(1) and FTD Adjusted EBITDA(2) 61% 39% UNTD FTD Q4 2007 Revenue 55% 26% 19% Communications Classmates Media Corp. FTD $475mm Total Debt ($375mm Term Loans & $100mm Senior Notes) Diversified revenue base of $1.1bn in CY 2007 (1) Adjusted operating income before depreciation and amortization (adjusted OIBDA) is defined by United Online as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. See appendix for more information about the measure (2) FTD defines EBITDA as net income before net inter est expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. See appendix for more information about the measure (3) Calculated based on total debt to combined reported UNTD Adj. OIBDA and FTD Adj. EBITDA for the 12 months ended December 31, 2007. Excludes a $75mm revolver which will be undrawn at closing 79% 21% Term Loans Senior Notes Pro forma leverage of 1.9x(3) on $244mm Adjusted OIBDA / Adjusted EBITDA

[Draft] Overview FTD Overview Growth Opportunities Financial Highlights Appendix Agenda

10 FTD Business Overview Strong competitive position — Sector-leading consumer brand awareness(1) Highly profitable with strong operating cash flows and EBITDA margins Opportunities to further improve results via focused investment in Internet marketing initiatives Poised to capitalize on migration of flower purchases online Extensive network of florist members and repeat consumer customers in U.S., Canada, the U.K. and the Republic of Ireland — Mercury man logo appears in approximately 45,000 floral shops globally Corporate operations in U.S. and U.K. (HQ near Chicago) (1) Parthenon Report, 2008 FTD e-commerce Web Site (www.ftd.com) Specialty Gift Partners: FTD: The Premier Floral Brand

11 Attractive Industry Fundamentals We believe the industry is relatively recession resistant, as most purchases are driven by obligatory gift giving events Large Floral Industry $2.3 $4.8 2007 2012 (E) Secular Shift to Floral Purchases Online ($bn) Online Sales Online Floral Sales(2) 15% CAGR (1) Department of Commerce, Bureau of Economic Anal ysis (2) “US eCommerce Forecast: 2008 To 2012,” Forrester Research, Inc., January 2008 $20bn Market(1) (2% CAGR 2002-2007) 12%

12 FTD Complements Our Existing Business Focus on Consumer Internet Businesses Classmates Media Communications E-commerce and Retail Internet Access Services Business model: Advertising / Subscription Floral and Related Products (Primarily Marketed Online) Business model: Commerce Online Social Networking and Online Loyalty Marketing Business model: Advertising / Subscription

13 Nearly Identical Consumer Demographics Will Facilitate Major Cross-Marketing Opportunity 41% 59% 70% 30% 65% 35% 32% 68% 60% 40% 16% 84% Gender Profile Income Profile Female Male > $50,000 < $50,000 Age Profile 16% 84% 18% 82% 22% 78% > 35 < 35 United Online Member Demographics by Property(1) (1) Nielsen Online, @Plan, Spring 2008 Release (U.S., 18+)

FTD Financial Snapshot

FTD Consolidated

- CY2007 revenue $632mm
- CY2007 Adj. EBITDA[1] $96mm

Domestic (73% of total revenue)

- CY2007 revenue $462mm

Consumer (61% of domestic rev)

- Direct marketer of flowers and specialty gifts
- FTD.com is the primary channel for orders
- 4.4mm orders for CY2007

Florist (39% of domestic rev)

- Provides a suite of products and services to a network of independent members located in the U.S. / Canada

International (27% of total revenue)

- CY2007 revenue $170mm

Consumer

- Direct marketer of flowers and specialty gifts
- Receives orders through telephone and interflora.co.uk Web site
- 1.9mm orders for CY2007

Florist

- Network of independent and exclusive members in U.K. / Ireland
- Interflora operated as a not-for-profit co-op prior to acquisition by FTD

(1) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD's core operations. See appendix for more information about the measure

14

15 Favorable Competitive Position Only company with strong presence in all categories Note: Symbols above represent company’s estimates of degrees of market presence Market Presence by Floral Industry Segment Florist International Grocery Consumer

16 FTD Consumer Business Overview $230 $253 $288 $281 CY2004 CY2005 CY2006 CY2007 Consumer Revenue ($mm) Highlights Strong brand drives reduced marketing cost per order — Significantly lower than largest online competitor Inventory-free model — Orders fulfilled by florists / third-party vendors Negative working capital cost structure enhances cash flows — Paid by consumers before payment is required to florist fulfillment partners

17 FTD Florist Business Overview Florist Revenue ($mm) Highlights Strong, long-standing relationships with largest florist members — Revenues are primarily derived from the top half of FTD’s florist member base Stable and recurring revenue stream — Significant recurring revenues from subscription, service, and order fees Leverages significant order flow from FTD’s consumer segment — Minimal inventory required $178 $181 $188 $181 CY2004 CY2005 CY2006 CY2007 Former greeting cards product line. Existing contributors to Florist revenues.

FTD International Business Overview

Highlights

- Interflora brand also uses "Mercury Man" logo and has strong brand recognition
- Significantly lower marketing cost per order than in the U.S.
- Largest floral direct marketer in the U.K.
  - Opportunities to expand into other parts of Europe

Intl. Orders[1] Fulfilled by Florists, Fulfillment Partners (mm)



25% CAGR
1.2
1.6
1.9
CY2005
CY2006
CY2007

International Revenue[1] ($mm)



28% Organic Growth(1) YoY (vs CY 2006)
$170
CY2007

[1] Interflora was acquired by FTD in July 2006. On a pro forma basis, had the acquisition taken place on January 1, 2006, FTD would have achieved $133mm in Interflora revenues during CY2006. Accordingly, pro forma organic revenue growth including Interflora from CY2006 to CY2007 was 28%

18

19 FTD Summary Financial Performance $96 CY2007 FTD Adjusted EBITDA(1) ($mm) $281 $181 $170 CY2007 Consumer Florist International FTD Revenue ($mm) $632 Consolidated FTD Note: FTD fiscal year ends on June 30 (1) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. See appendix for more information about the measure

Overview FTD Overview Growth Opportunities Financial Highlights Appendix Agenda

21 Opportunities for Enhancing FTD Growth Through Multiple New Marketing Initiatives Increased Scale in Purchasing Media Improve Search Optimization Enhance Brand Awareness Improve Direct Marketing Redesign Web Site Optimize Marketing Spend Across Channels Increased Focus on Building Florist Business

22 Anticipated Revenue Synergies Increase FTD customer base by marketing to United Online’s over 50mm registered consumer accounts Pursue potential long-term rewards program for FTD and FTD’s florist network by integrating United Online’s MyPoints loyalty marketing assets Over 50mm Registered Consumer Accounts

23 Create Major New Focus on Florists Explore TV, Radio and Print for FTD brand Create ongoing marketing programs Drive higher FTD wire service order flow Improve florist expertise and service component Differentiate florist-delivered orders from online direct ship Leverage the power of the massive FTD florist network Enhance retail brand presence of FTD in the member florist shops United Online Team Brings Deep Retail Experience to Florist Business

Acquisition Case Study: United Online's Marketing Strength Drives Growth in Classmates Pay Accounts

classmates.com

UNTD Launched Innovative Classmates Features To Drive Growth

- **Created digital guestbook feature**
  - Visits to members' Classmates profile trigger "guestbook" email notifications
- **Launched mapping feature**
  - Locate members within relevant affiliations (school, work, military) in a desired geographic region
- **Introduced attractive new Web site design**
  - Encouraged users to post more user generated content (UGC)
  - Efforts to enhance Web site look and feel have helped attract brand advertisers
  - Additional new features already launched in 2008

Social Networking Pay Accounts, Net Growth (000's)



2005-2007
CAGR: 85%
(246)
300
403
1,030
2004 (1)
2005
2006
2007

(1) UNTD acquired Classmates in November 2004

24

Acquisition Case Study: United Online's Marketing Strength Drives Growth in MyPoints Members

MyPoints

UNTD Launched a Variety of Innovative Initiatives to Drive Growth at MyPoints

- **Enhanced member acquisition strategy**
  - Introduced new channels of member acquisition
- **Significantly improved Web site design**
  - Re-launched Web shopping portal
  - New comparison shopping engine
  - Expanded rewards center
- **Strong growth in newer products**
  - MyPoints SurveyMail
  - MyPoints Games
  - MyPoints Search Toolbar

MyPoints Toolbar



MyPoints Toolbar

MyPoints Games



MyPointsGames

MyPoints Emailable Members (mm)



4.6
6.4
Up 39% in less than 2 yrs
Q1 2006 (1)
CY 2007

(1) UNTD acquired MyPoints in April 2006

25

26 Classmates Media Segment Adj. OIBDA(3) ($mm) United Online’s Marketing Strength Drives Strong Financial Results for Acquired Businesses $25 $35 CY2006 CY2007 $139 $193 CY2006 CY2007 Classmates Media Segment Revenue ($mm) 42% Growth Growth: 39% Organic: 27% (1) (2) (1) MyPoints was acquired in April 2006. On a pro forma basis, if the acquisition occurred on Jan. 1, 2006, revenue in 2006 would have been $152mm. Accordingly, pro forma growth including MyPoints from 2006 to 2007 was 27% (2) Includes contribution from MyPoints following acquisition in April 2006 (3) Adjusted operating income before depreciation and amortization (adjusted OIBDA) is defined by the company as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. See appendix for more information about the measure

Overview FTD Overview Growth Opportunities Financial Highlights Appendix Agenda

28 CY2007 Revenue ($mm) Combined Organization Financials $514 $632 UNTD FTD Over $1.1bn in revenue from combined organization $148 $96 UNTD FTD (1) Adjusted operating income before depreciation and amortization (adjusted OIBDA) is defined by United Online as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. See appendix for more information about the measure (2) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. See appendix for more information about the measure CY2007 UNTD Adjusted OIBDA(1) and FTD Adjusted EBITDA(2) ($mm) More than $240mm from combined organization

29 Significant Revenue Diversification Pro Forma Combined Revenues By Type (Q4 2007) 19% 26% 55% Communications Classmate Media FTD

30 United Online Has Consistently Delivered Strong Adjusted OIBDA Results $114 $134 $146 $148 CY2004 CY2005 CY2006 CY2007 UNTD Adjusted OIBDA(1) ($mm) (1) Adjusted operating income before depreciation and amortization (adjusted OIBDA) is defined by United Online as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. See appendix for more information about the measure

31 FTD Has Also Consistently Delivered Strong EBITDA Results $59 $64 $79 $96 CY2004 CY2005 CY2006 CY2007 FTD Adjusted EBITDA(1) ($mm) (1) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. See appendix for more information about the measure 18% CAGR CY2004- CY2007

32 FTD Adds Scale to United Online’s Cash Flows United Online Net Cash Provided By Operating Activities ($mm) (1) Adjusted operating income before depreciation and amortization (adjusted OIBDA) is defined by United Online as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. See appendix for more information about the measure (2) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. See appendix for more information about the measure FTD Net Cash Provided by Operating Activities ($mm) $43 $52 2006 2007 $101 $127 2006 2007

33 Estimated Sources and Uses at Closing Term Loan Facilities $375 UNTD Senior Notes $100 UNTD Equity $134 UNTD Cash $198 Total Sources $806 Sources ($mm) Uses ($mm) Equity Purchase $456 Debt $292 Less: FTD Cash $11 Fees & Expenses $69 Total Uses $806

34 CY2007 Revenue Pro Forma Combined Financial Highlights 45% 55% UNTD FTD CY2007 UNTD Adjusted OIBDA(1) and FTD Adjusted EBITDA(2) 61% 39% UNTD FTD Q4 2007 Revenue 55% 26% 19% Communications Classmates Media Corp. FTD $475mm Total Debt ($375mm Term Loans & $100mm Senior Notes) Diversified revenue base of $1.1bn in CY 2007 (1) Adjusted operating income before depreciation and amortization (adjusted OIBDA) is defined by United Online as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. See appendix for more information about the measure (2) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. See appendix for more information about the measure (3) Calculated based on total debt to combined reported UNTD Adj. OIBDA and FTD Adj. EBITDA for the 12 months ended Dec ember 31, 2007. Excludes a $75mm revolver which will be undrawn at closing 79% 21% Term Loans Senior Notes Pro forma leverage of 1.9x(3) on $244mm Adjusted OIBDA / Adjusted EBITDA

[Draft] Overview FTD Overview Growth Opportunities Financial Highlights Appendix Agenda

36 Non-GAAP Definitions (1) United Online defines adjusted operating income before depreciation and amortization (adjusted OIBDA) as operating income before depreciation; amortization; stock-based compensation; restructuring and related charges; and impairment of goodwill, intangible assets and long-lived assets. The company's definition of adjusted OIBDA has been modified from time to time. United Online’s management believes that because adjusted OIBDA excludes (1) certain non-cash expenses (such as depreciation, amortization, stock-based compensation, and impairment of goodwill, intangible assets and long-lived assets); and (2) expenses that are not reflective of the company's core operating results over time (such as restructuring and related charges), this measure provides investors with additional useful information to measure the company's financial performance, particularly with respect to changes in performance from period to period. Management uses adjusted OIBDA to measure the company's performance. The company's board of directors has used this measure in determining certain compensation incentives for certain members of the company's management. Adjusted OIBDA is not determined in accordance with accounting principles generally accepted in the United States of America ("GAAP") and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A limitation associated with the use of adjusted OIBDA is that it does not reflect the periodic costs of certain tangible and intangible assets used in generating revenues in the company's business. Management evaluates the costs of such tangible and intangible assets through other financial activities such as evaluations of capital expenditures and purchase accounting. An additional limitation associated with this measure is that it does not include stock-based compensation expenses related to the company's workforce. Management compensates for this limitation by providing a summary of stock-based compensation expenses on the face of the consolidated statements of operations. A further limitation associated with the use of this measure is that it does not reflect the costs of restructuring and related charges and impairment of goodwill, intangible assets and long-lived assets. Management compensates for this limitation by providing supplemental information about restructuring and related charges and impairment charges within its financial press releases and SEC filings, when applicable. An additional limitation associated with the use of this measure is that the term adjusted OIBDA does not have a standardized meaning. Therefore, other companies may use the same or a similarly named measure but exclude different items or use different computations, which may not provide investors a comparable view of the company's performance in relation to other companies. Management compensates for this limitation by presenting the most comparable GAAP measure, operating income, directly ahead of adjusted OIBDA within its financial press releases and by providing a reconciliation that shows and describes the adjustments made. A reconciliation to operating income is provided in the accompanying tables. Adjusted OIBDA for each of United Online’s segments is defined by the company as segment income from operations, as set forth in the company's Forms 10-K and Forms 10-Q, before stock-based compensation, restructuring and related charges and impairment of goodwill, intangible assets and long-lived assets. The company's definition of adjusted OIBDA for each of the company's segments has been modified from time to time. Management believes that because segment adjusted OIBDA and segment adjusted OIBDA as a percentage of segment revenues exclude (1) certain non-cash expenses (such as stock-based compensation, and impairment of goodwill, intangible assets and long-lived assets); and (2) expenses that are not reflective of the segment's core operating results over time (such as restructuring and related charges), these measures provide investors with additional useful information to evaluate the company's segment financial performance, particularly with respect to changes in performance from period to period. Segment adjusted OIBDA and segment adjusted OIBDA as a percentage of segment revenues are not determined in accordance with GAAP and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A limitation associated with this measure is that it does not include stock-based compensation expenses related to the company's workforce. Management compensates for this limitation by providing a summary of stock-based compensation expenses on the face of the consolidated statements of operations. A further limitation associated with the use of these measures is that they do not reflect the costs of restructuring and related charges and impairment charges related to an operating segment. Management compensates for this limitation by providing supplemental information about restructuring and related charges and impairment charges by segment within its financial press releases and SEC filings, when applicable. A reconciliation to segment income from operations, its most comparable GAAP financial measure, is provided in the accompanying tables. (2) FTD defines EBITDA as net income before net interest expense, income tax expense, depreciation and amortization. The company defines Adjusted EBITDA as EBITDA plus expenses and minus income items that are not considered reflective of the FTD’s core operations. FTD uses EBITDA and Adjusted EBITDA as supplemental measures of performance. The company presents Adjusted EBITDA because it considers it an important supplemental measure of performance, as it is used as a performance measure under the senior credit facility entered into in connection with the acquisition of Interflora Holdings Limited, the indenture governing the Notes and the company's executive compensation plan. The adjustment made in the calculation of Adjusted EBITDA, as described above, is an adjustment that would be made in calculating the company's performance for purposes of coverage ratios under the senior credit facility and the indenture governing the Notes, and the company's executive compensation plan bases incentive compensation payments in significant part on the company's performance measured using Adjusted EBITDA as presented above. Measures similar to EBITDA and Adjusted EBITDA are also widely used by the company and by others in the company's industry to evaluate and price potential acquisition candidates. FTD believes EBITDA and Adjusted EBITDA facilitate operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in capital structure (affecting relative interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses), the age and book depreciation of facilities and equipment (affecting relative depreciation expense), other (income) expense, net (including foreign currency transactions) and other expenses or income items that are not considered reflective of the company's core operations. The company also presents EBITDA and Adjusted EBITDA because it believes they are frequently used by investors and other interested parties in the evaluation of high yield issuers, many of which present EBITDA and/or Adjusted EBITDA when reporting their results. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company's results as reported under GAAP. Some of the limitations of EBITDA and Adjusted EBITDA are that they do not reflect the company's cash expenditures for capital expenditures, they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on the company's debt, they do not reflect changes in, or cash requirements for, the company's working capital requirements, they do not reflect other expenses or gains excluded above and other companies in the company's industry may calculate these measures differently than presented above. The company compensates for these limitations by relying primarily on GAAP results and using EBITDA and Adjusted EBITDA only supplementally.

37 United Online Non-GAAP Reconciliations UNITED ONLINE, INC. Unaudited Reconciliation of Operating Income to Adjusted Operating Income Before Depreciation and Amortization (OIBDA) (in thousands) Year Ended December 31, 2007 December 31, 2006 December 31, 2005 December 31, 2004 Operating income $ 92,301 $ 74,019 $ 86,560 $ 79,493  Depreciation 20,150 21,290 15,481 8,003 Amortization of intangible assets 12,800 17,640 21,799 20,403 Operating income before depreciation and amortization 125,251 112,949 123,840 107,899 Stock-based compensation 19,549 19,168 9,952 2,449 Restructuring charges 3,419 627 - - Impairment of goodwill, intangible assets and long-lived assets - 13,285 - - Facility-exit costs(a) - - - 3,257 Adjusted operating income before depreciation and amortization 148,219 $ 146,029 $ 133,792 $ 113,605 $ Adjusted OIBDA as a % of revenues 28.9% 27.9% 25.5% 25.3% Unaudited Reconciliation of Segment Income from Operations to Segment Adjusted OIBDA (in thousands) Year Ended December 31, 2007 December 31, 2006 December 31, 2005 Classmates Media: Segment income from operations $ 28,177 $ 19,938 $ 10,399  Stock-based compensation 6,987 4,872 2,631 Restructuring charges 42 - - Segment adjusted operating income before depreciation and amortization 35,206 $ 24,810 $ 13,030 $ Segment adjusted OIBDA as a % of segment revenues 18.2% 17.8% 15.3% Communications: Segment income from operations $ 97,074 $ 93,011 $ 113,441 Stock-based compensation 12,562 14,296 7,321 Restructuring charges 3,377 627 - Impairment of goodwill, intangible assets and long-lived assets - 13,285 - Segment adjusted operating income before depreciation and amortization 113,013 $ 121,219 $ 120,762 $ Segment adjusted OIBDA as a % of segment revenues 35.3% 31.6% 27.4% (a) Represents costs incurred in connection with the relocation of the company's corporate offices. These costs are primarily attributable to lease termination fees and accelerated depreciation incurred in connection with terminated leases.

38 FTD Non-GAAP Reconciliation FTD Group Reconciliation of Non-GAAP Financial Measures (in thousands) 3/31/2007 6/30/200 7 9 /30 /2007 12/31/2007 CY' 07 3/31/2006 6/30 /2006 9/3 0/2006 12 /31 /2006 CY'06 Net in come, as reported (GAAP basis) $9,615 $ 10,747 $ 8,156 $8,966 $37,484 7,421 8,794 $ 5,443 $ 6,107 $27,765 plus: Interest expense, net 5,955 5,791 6,085 5,836 23,667 4,596 4,457 7,928 6,670 23,651 plus: Depreciation and amortization 3,689 3,445 3,221 3,198 13,553 2,624 2,721 3,316 3,885 12,546 plus: Income tax expense 6,310 6,9492, 822 5496 21,577 4,932 6,029 3,547 3,987 18,495 EBITDA 25,569 26,932 20,28423,49696,281 1 9,573 2 2,001 20,234 20,649 82,457 less: Income related to settlement of Visa/MasterCard litigation (1) - - - - - - (1,558) - - (1,558) less: Gain on sale of Renaissance (2) - - - - - 30 - - - 30 less: Other expense (income), net 570 (204) (210) (138) 18 (118) (192) (1,544) 249 (1,605) Adjusted EBITDA $26,139 $26,728 $20,074 $23,358 $96,299 $19,485 $20,251 $18,690 $20,898 $79,324 3/31/2005 6/30/2005 9 /30 /2005 12/31/2005 CY'05 6/30/2004 9/3 0/2004 12/31/2004 CY'04 Net income (loss), as reported (GAAP basis) ($25,585 ) $5,376 $3,4 7 $5,901 ($10,881) ($ 11,951) ($2,604) ($1,893) ($3,147) $756 ($18,839) plus: Interest expense, net 5,096 4,854 4,615 4,8571 9,42278 3,898 5,330 4,941 4,926 19,173 plus: Interest expense on share s subject to mandatory redemption 24,683 - - - 24,683 - 1,901 4,788 4,944 5,105 16,738 plus: Depreciation and amortization 2,473 2,411 2,449 2,667 10,000 1,356 957 2,781 2,955 2,660 10,709 plus: Income tax expense (602) 3,583 2,433 3,992 9,406 (3,788) (452) 1,987 1,230 3,876 2,853 EBITDA 6,065 16,224 12,924 17,417 52,630 (14,305) 3,700 12,993 10,923 17,323 30,634 less: Gain on sale of Renaissance (2) - - - (991) (991) - - - - - - plus: Adjustments no t reflective of on going operations (3) - - - - - 22,493 682 2,645 - - 25,820 plus: Deferred compensation (4) - - - - - 15 - - - - 15 plus: Management fees (5) 12,850 - - - 12,8 50 300 167 500 547 500 2,014 less: Other expense (income ), net (100) 32 (44) (44) (156) 33 364 30 (48) (274) 105 Adjusted EBITDA $18,815 $16,256 $12,880 $16,382 $64,333 $8,536 4,913 $16,168 $11,422 $17,549 $58,588 Period from 1/1/04 through 2/23/04 (Predecessor) Period from 2/24/04 through 3/31/04 (Predecessor) (3) During fiscal year 2004, FTD recorded the following, which management does not consider reflective of the FTD's ongoing operations i. In the second quarter of fiscal year 2004, FTD recorded as a component of other expense (income), net, again of $1.5 million related to the receipt of insurance proceeds related to the consolidated shareholder class action litigation associated with FTD, Inc.'s fiscal 2002 merger with FTD.com (1) Rep resents settlement proceeds received in connection with a class action litigation against Visa U.S.A. Inc and MasterCard International, Inc. (2) On December 21, 2005, FTD sold substantially all the assets and certain liabilities of FTD's Renaissance greeting card business ii. In the second and third quarters of fiscal year 2004, FTD recorded a total of $23.4 million as a component of corporate general and administrative expense related to the going private transaction with a n affiliate of Leonard Green & Partners, L.P. that was completed in February 2004 (the "2004 Going Private Transaction"). In addition, in the third quarter of fiscal year 2004, FTD recorded as a component o f other expense (income), net, $0.4 million related to the write-off of unamortized deferred financing fees on the then existing debt. In the fourth quarter o f fiscal year 2004, FTD, Inc. re corded $23,000 as a n offset to Corporate general an d administrative expense, relate d to the 2004 Going Private Transaction. iii. In the third and fourth quarters of fiscal year 2004, FTD re corded $0 .7 mil lion an d $ 2.6 million, respectively, as a component of corporate genera l and administrative expense for severance related costs (4) FTD historically recorded expense related to restricted stock and option grants under a plan that was terminated in con junction with the 2004 Going (5) The management services agreement w as terminate d in connection with the initatl public offering